MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.





FUND LOGO





Semi-Annual Report

February 28, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

For the quarter ended February 28, 1999, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +13.89%, +13.60%, +13.63% and +13.84%, respectively. This compares to the total return of +6.76% for the unmanaged Standard & Poor's 500 Index (S&P 500) for the same three-month period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

Merrill Lynch Fundamental Growth Fund, Inc.'s positive performance during the February quarter was the result of equity holdings in the telecommunications, retailing and technology industries. Also, during the latter half of the quarter, we significantly reduced the weightings of some of the largest investments in the retailing and technology industries because of our concerns about relatively high valuations. Several of these investment holdings have fallen substantially in valuation since we reduced the weightings. The telecommunications industry, our largest industry weighting, was the most significant contributor to investment returns and represented about 13% of the February quarter-end net assets. Major contributors to the positive investment performance among the top ten equity holdings were Cisco Systems, Inc., which appreciated +30% during the February quarter, and AT&T Corp., which appreciated 32% during the same period. Five of the Fund's top ten equity holdings had stock price appreciation greater than the total return of the S&P 500 Index for the quarter. (For complete listings of the Fund's Ten Largest Holdings and Ten Largest Industries, see page 19 of this report to shareholders.)


The Environment
During the quarter ended February 28, 1999, most economists and strategists were more optimistic about the US economy as continued strength in consumer spending on motor vehicles, housing and related appliances, entertainment services and products, (including computers), produced the strongest economic growth among the major industrialized economies. The recent increase in long-term interest rates appeared to cause a decline in the level of residential mortgage financing and may cause a slowdown in the rate of growth of consumer spending. In our opinion, the slowdown in the rate of growth of real and nominal spending is not likely to approach the recessionary scope forecasted by many strategists as recently as late in the fourth quarter of 1998.

The most recent US labor market information shows significant monthly declines in manufacturing employment, as less expensive manufacturers in Asia, Latin America and Eastern Europe take market share from US manufacturers of motor vehicles, steel and other consumer and industrial durable goods. However, service sector employment, which is almost 90% of the labor market, continues to be relatively fully employed. We continue to view the current business and consumer market conditions as similar to the developments in the early 1980s when a strong US dollar provided relatively inexpensive imported goods to a receptive consumer market. Capital spending by American manufacturers was marking time and many US companies lost significant market shares to cheaper foreign producers. Consequently, the US trade deficit in goods continued to increase. However, contrary to the early 1980s, the Federal Government and many state and local governments are generating meaningful budget surpluses. Accordingly, we anticipate a moderating rate of real economic growth in comparison with recent calendar quarters and a continued relatively low rate of inflation for the remainder of 1999. Also, we expect US consumer spending to remain the strongest growth segment of the economy. It appears that US corporate profits, on an operating basis, rose in the fourth quarter of 1998 on a year-to-year comparison. We believe that the Federal Reserve Board will continue to follow a strategy of increasing liquidity to the US economy. In our opinion, Federal, state and local governments are likely to provide more fiscal stimulus to the US economy during the remainder of 1999 and into 2000 through more rapid growth in spending as well as reduced income taxes for households. We believe there appears to be an attractive environment for finding good equity invest-ment opportunities.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999



Investment Overview and Strategy
During the quarter ended February 28, 1999, we slightly modified our investment strategy. We reduced investment weightings selectively in technology and retailing companies in response to increases in valuation ratios. Also, we decreased the Fund's investment weightings in Microsoft Corporation, Compaq Computer Corporation, Intel Corporation, Wal-Mart Stores, Inc., The Gap, Inc. and Staples, Inc.

During the February quarter, we eliminated investment holdings in Ascend Communications, Inc., Avon Products, Inc., Ceridian Corporation, Computer Sciences Corporation, Eli Lilly and Company, Household International, Inc., Koninklijke (Royal) Philips Electronics NV, Momentum Business Applications Inc., Nokia Oyj, Novartis AG, The Seagram Company Ltd., Shaw Industries, Inc., Thermo Ecotek Corporation and Waddell & Reed Financial, Inc. We sold stocks based on our concerns about the business fundamentals for the individual companies and our desire to focus on what we believe are the best companies with the most reasonable valuations. Federated Department Stores, Inc. was eliminated from the portfolio after management announced its decision to acquire Fingerhut Companies Inc. We believe the acquisition is dilutive to earnings growth without any offsetting benefits from an operational or strategic perspective.

During the quarter ended February 28, 1999, we added Ameritech Corporation, Equant, Infinity Broadcasting Corporation, Minnesota Mining and Manufacturing Company, T. Rowe Price Associates, Inc. and Vodafone Group PLC to the portfolio. The valuation of Ameritech Corporation is relatively attractive and the organization has a meaningful portfolio of investments in overseas telecommunication service companies. Equant is one of the most rapidly growing global providers of sophisticated commercial telecommunication services. Also, the company is in a joint venture with Cisco Systems, Inc. to deploy voice as well as data commu-nications over a global Internet system. Infinity Broadcasting Corp., one of the leading radio broadcast networks, appears to be attractive on the basis of the organization's potential growth in advertising revenues and cash flow as the industry continues to consolidate around a handful of networks. We believe that Minnesota Mining and Manufacturing Company has an attractive valuation relative to the prospects for improved rates of return and rates of earnings growth from an ongoing restructuring program on a global basis. T. Rowe Price Associates, Inc., one of the leading US financial asset managers, appears to have attractive growth prospects in a consolidating industry. Vodafone Group PLC, the leading wireless telecommunications service company on the basis of global coverage, appears attractively valued relative to the prospects for enhanced growth in earnings from its recently announced acquisition of Airtouch Communications, Inc. Our changes in the portfolio, as well as stock price appreciation during the February quarter, increased the telecommunications industry from 9.1% at November 30, 1998 net assets to 13.0% of net assets on February 28, 1999.

In Conclusion
Looking ahead, we will continue to maintain a positive perspective with respect to finding attractive equity investments in the US market. Our emphasis remains on high-quality, large-capitalization companies with above-average earnings growth prospects. Recently, a surprising decline in German real economic activity reported for the fourth quarter of 1998 may have implications for slower real growth in Continental Europe and the United Kingdom. From our perspective, Japanese political leaders have yet to implement fiscal and monetary policies that are likely to create an uptrend in domestic business activity and consumer spending. The US policymakers appear to have a good blend of monetary and fiscal policies, which is fostering a continued real growth of overall employment and business activity, as described by Federal Reserve Board Chairman Alan Greenspan in recent Congressional testimony. Corporations whose managers can generate increased earnings and improved rates of return in this environment could be worthwhile investments, in our opinion.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999



We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



March 30, 1999


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chair-man since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Fundamental Growth Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.





PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999



PERFORMANCE DATA (concluded)

Recent Performance Results
                                                         12 Month             3 Month            Since Inception
                                                       Total Return         Total Return           Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*          +28.33%              +13.89%               +193.93%
ML Fundamental Growth Fund, Inc. Class B Shares*          +27.06               +13.60                +181.13
ML Fundamental Growth Fund, Inc. Class C Shares*          +27.10               +13.63                +176.91
ML Fundamental Growth Fund, Inc. Class D Shares*          +28.02               +13.84                +190.49
Standard & Poor's 500 Index**                             +19.74               + 6.76            +191.10/+223.63


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods are Class A & Class B Shares, from 10/21/94 to 2/28/99 and Class C & Class D Shares, from 12/24/92 to 2/28/99.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/21/94 to 2/28/99 and from 12/24/92 to 2/28/99, respectively.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       +34.77%        +27.70%
Inception (10/21/94)
through 12/31/98                          +28.02         +26.38

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       +33.41%        +29.41%
Inception (10/21/94)
through 12/31/98                          +26.70         +26.70

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       +33.37%        +32.37%
Five Years Ended 12/31/98                 +20.57         +20.57
Inception (12/24/92)
through 12/31/98                          +17.63         +17.63

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       +34.47%        +27.41%
Five Years Ended 12/31/98                 +21.52         +20.22
Inception (12/24/92)
through 12/31/98                          +18.55         +17.49

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS
                           Shares                                                                        Value      Percent of
Industries                  Held                   Stocks                                  Cost        (Note 1a)    Net Assets
Advertising               300,000    The Interpublic Group of Companies, Inc.        $   18,003,596   $   22,443,750    0.8%


Banking & Financial     1,200,000    Bank One Corporation                                60,314,384       64,500,000    2.3
                        1,125,000    BankAmerica Corporation                             72,899,695       73,476,562    2.6
                        1,000,000    Citigroup Inc.                                      56,170,294       58,750,000    2.0
                          600,000    Mellon Bank Corporation                             35,882,302       40,575,000    1.4
                          328,100    State Street Corporation                            19,742,087       25,161,169    0.9
                                                                                     --------------   --------------  ------
                                                                                        245,008,762      262,462,731    9.2


Beverages                 381,000    The Coca-Cola Company                               30,048,481       24,360,187    0.8


Broadcasting--            350,000    CBS Corporation                                      9,992,755       12,906,250    0.5
Radio & Television        445,000  ++Chancellor Media Corporation                        20,378,648       19,468,750    0.7
                          625,000  ++Clear Channel Communications, Inc.                  28,637,184       37,500,000    1.3
                          600,000  ++Infinity Broadcasting Corp. (Class  A)              13,849,114       14,250,000    0.5
                                                                                     --------------   --------------  ------
                                                                                         72,857,701       84,125,000    3.0


Chemicals                 915,000    E.I. du Pont de Nemours and Company                 56,444,071       46,950,937    1.7


Communications          1,035,000  ++Cisco Systems, Inc.                                 59,659,782      101,235,937    3.6
Equipment                  70,000  ++FORE Systems, Inc.                                   1,752,804        1,015,000    0.0
                           30,000    Lucent Technologies Inc.                             2,653,851        3,046,875    0.1
                          142,660  ++Newbridge Networks Corporation                       5,769,684        3,477,338    0.1
                           78,865    Northern Telecom Limited (Nortel)                    3,998,914        4,579,099    0.2
                           30,300    Telefonaktiebolaget LM Ericsson (ADR)(a)               820,244          787,800    0.0
                                                                                     --------------   --------------  ------
                                                                                         74,655,279      114,142,049    4.0


Computers               1,100,000    Compaq Computer Corporation                         39,055,528       38,775,000    1.4
                          120,000  ++Dell Computer Corporation                            5,887,865        9,607,500    0.3
                          250,000    International Business Machines Corporation         34,305,777       42,500,000    1.5
                          115,000  ++Network Appliance, Inc.                              3,187,701        4,830,000    0.2
                                                                                     --------------   --------------  ------
                                                                                         82,436,871       95,712,500    3.4


Cosmetics                 235,000    The Gillette Company                                11,529,016       12,601,875    0.5
                           24,266    International Flavors & Fragrances  Inc.             1,157,165          999,456    0.0
                                                                                     --------------   --------------  ------
                                                                                         12,686,181       13,601,331    0.5


Diversified               660,000    Minnesota Mining and Manufacturing Company (3M)     50,666,445       48,881,250    1.7


Electrical                 36,399    Emerson Electric Co.                                 1,616,259        2,090,668    0.1
Equipment               1,100,000    General Electric Company                            88,606,273      110,343,750    3.9
                           12,133    Honeywell Inc.                                         925,783          848,552    0.0
                                                                                     --------------   --------------  ------
                                                                                         91,148,315      113,282,970    4.0


Electronics               200,000    Intel Corporation                                   19,811,432       23,987,500    0.8
                           20,000  ++STMicroelectronics NV (NY Registered Shares)         1,342,520        1,747,500    0.1
                           50,000    Texas Instruments Incorporated                       3,150,385        4,459,375    0.2
                                                                                     --------------   --------------  ------
                                                                                         24,304,337       30,194,375    1.1


Energy                    500,000    El Paso Energy Corporation                          17,131,800       18,218,750    0.6
                           30,000    Enron Corporation                                    1,446,269        1,950,000    0.1
                                                                                     --------------   --------------  ------
                                                                                         18,578,069       20,168,750    0.7


Entertainment             150,000  ++Liberty Media Group (Series A)                       1,786,112        8,081,250    0.3
                          150,000  ++Viacom, Inc. (Class A)                               7,778,458       13,096,875    0.4
                        1,600,000    The Walt Disney Company                             53,960,022       56,300,000    2.0
                                                                                     --------------   --------------  ------
                                                                                         63,524,592       77,478,125    2.7


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
                           Shares                                                                        Value      Percent of
Industries                  Held                   Stocks                                  Cost        (Note 1a)    Net Assets
Financial Services         67,283    American Express Company                        $    6,728,783   $    7,300,205    0.2%
                          250,000    Federal Home Loan Mortgage Association              14,899,606       14,718,750    0.5
                          600,000    Federal National Mortgage Association               40,493,143       42,000,000    1.5
                          200,000    Franklin Resources, Inc.                            10,343,119        6,362,500    0.2
                          218,394    Morgan Stanley Dean Witter & Co.                    14,669,924       19,764,657    0.7
                           70,000    T. Rowe Price Associates, Inc.                       2,635,381        2,148,125    0.1
                                                                                     --------------   --------------  ------
                                                                                         89,769,956       92,294,237    3.2


Food Merchandising         48,000    Albertson's, Inc.                                    1,895,172        2,736,000    0.1
                          100,000  ++Fred Meyer, Inc.                                     2,405,021        6,425,000    0.2
                          125,000  ++Safeway Inc.                                         6,042,742        7,218,750    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,342,935       16,379,750    0.6


Foods                      75,000    ConAgra, Inc.                                        1,834,821        2,259,375    0.1
                           60,665    Wm. Wrigley Jr. Company                              4,533,973        5,641,845    0.2
                                                                                     --------------   --------------  ------
                                                                                          6,368,794        7,901,220    0.3


Healthcare                  7,888    Coram Healthcare Corp. (Warrants)(b)                         0                0    0.0


Home Furnishings          355,000    Ethan Allen Interiors, Inc.                         18,274,523       15,975,000    0.6


Hotels                    145,596    Marriott International, Inc. (Class A)               4,604,376        5,241,456    0.2


Household Products         20,000    Colgate-Palmolive Company                            1,579,466        1,697,500    0.0
                          500,000    Kimberly-Clark Corporation                          25,103,633       23,625,000    0.8
                          625,000    The Procter & Gamble Company                        49,954,500       55,937,500    2.0
                          465,000    Unilever NV (NY Registered Shares)                  33,048,690       33,683,438    1.2
                                                                                     --------------   --------------  ------
                                                                                        109,686,289      114,943,438    4.0


Information               700,000  ++America Online, Inc.                                27,083,065       62,256,250    2.2
Processing                436,788    First Data Corporation                              15,634,701       16,707,141    0.6
                                                                                     --------------   --------------  ------
                                                                                         42,717,766       78,963,391    2.8


Insurance                 200,000    Aetna Inc.                                          15,656,832       14,812,500    0.5
                          288,999    American International Group, Inc.                  22,766,088       32,927,824    1.2
                                                                                     --------------   --------------  ------
                                                                                         38,422,920       47,740,324    1.7


Medical Technology        412,800  ++Boston Scientific Corporation                       10,934,071       10,939,200    0.4
                           40,000    Guidant Corporation                                  1,502,734        2,280,000    0.1
                           24,266    Johnson & Johnson                                    1,280,674        2,071,710    0.0
                                                                                     --------------   --------------  ------
                                                                                         13,717,479       15,290,910    0.5


Oil Services               70,000    Baker Hughes Incorporated                            2,439,890        1,260,000    0.0
                           36,000    Diamond Offshore Drilling, Inc.                      1,584,456          744,750    0.0
                           30,000    Schlumberger Limited                                 2,064,088        1,456,875    0.0
                                                                                     --------------   --------------  ------
                                                                                          6,088,434        3,461,625    0.0


Pharmaceuticals            36,399  ++Amgen Inc.                                           2,051,765        4,545,325    0.2
                          750,000    Bristol-Myers Squibb Company                        77,816,331       94,453,125    3.3
                        1,000,000    Merck & Co., Inc.                                   60,308,632       81,750,000    2.9
                          560,000    Pfizer Inc.                                         53,622,255       73,885,000    2.6
                                                                                     --------------   --------------  ------
                                                                                        193,798,983      254,633,450    9.0


Photography                13,000    Eastman Kodak Company                                  906,493          860,437    0.0


Pollution Control         100,000    Waste Management, Inc.                               4,607,530        4,887,500    0.2


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
                           Shares                                                                        Value      Percent of
Industries                  Held                   Stocks                                  Cost        (Note 1a)    Net Assets
Publishing                165,450    Gannett Co., Inc.                               $   11,654,521   $   10,506,075    0.4%


Restaurants               100,000    McDonald's Corporation                               6,091,574        8,500,000    0.3


Retail--Specialty         250,000  ++Abercrombie & Fitch Co. (Class A)                   11,855,954       19,000,000    0.7
                          875,000    CVS Corporation                                     34,079,049       46,375,000    1.6
                          190,000    The Gap, Inc.                                        7,214,633       12,290,625    0.4
                          652,120    Lowe's Companies, Inc.                              31,758,566       38,678,868    1.4
                        1,468,323  ++Staples, Inc.                                       27,928,333       43,040,218    1.5
                           75,000  ++Tommy Hilfiger Corporation                           4,051,102        5,179,687    0.2
                        1,750,000    Walgreen Co.                                        38,563,732       56,000,000    2.0
                                                                                     --------------   --------------  ------
                                                                                        155,451,369      220,564,398    7.8


Retail--Stores            200,000    The TJX Companies, Inc.                              5,946,423        5,712,500    0.2
                          550,000    Wal-Mart Stores, Inc.                               32,058,099       47,506,250    1.7
                                                                                     --------------   --------------  ------
                                                                                         38,004,522       53,218,750    1.9


Semiconductors            200,000  ++Applied Materials, Inc.                              6,971,186       11,125,000    0.4


Software--Computer         75,000  ++Baan Company NV                                      3,198,679          703,125    0.0
                          250,000  ++Microsoft Corporation                               27,752,710       37,515,625    1.3
                          350,000  ++PeopleSoft, Inc.                                    12,890,854        6,606,250    0.3
                        1,400,000    SAP AG (Systeme, Anwendungen, Produkte in der
                                     Datenverarbeitung)(ADR)(a)                          46,261,507       44,800,000    1.6
                                                                                     --------------   --------------  ------
                                                                                         90,103,750       89,625,000    3.2


Telecommunications      1,000,000    AT&T Corp.                                          77,788,350       82,125,000    2.9
                          260,000    Ameritech Corporation                               14,675,358       16,997,500    0.6
                          154,420    Cable & Wireless PLC (ADR)(a)                        6,210,420        6,263,661    0.2
                          204,200  ++Equant (NY Registered Shares)                       14,906,599       14,702,400    0.5
                        1,070,000    GTE Corporation                                     62,053,707       69,416,250    2.5
                          600,000  ++MCI WorldCom Inc.                                   30,699,246       49,500,000    1.8
                           85,000  ++Nextel Communications, Inc. (Class A)                1,924,895        2,555,313    0.1
                        1,000,000  ++Sprint Corp. (PCS Group)                            17,876,472       32,000,000    1.1
                          885,000    Sprint Corporation                                  60,820,578       75,944,063    2.7
                          100,000    Vodafone Group PLC (ADR)(a)                         17,869,478       18,218,750    0.6
                                                                                     --------------   --------------  ------
                                                                                        304,825,103      367,722,937   13.0


Toys                      303,325    Mattel, Inc.                                        11,546,515        8,000,197    0.3


Travel & Lodging          770,000    Carnival Corporation                                26,669,781       34,265,000    1.2


                                     Total Stocks                                     2,030,987,499    2,415,904,050   85.2


                           Face
                          Amount               Short-Term Securities
Commercial            $58,000,000    Associates First Capital, 4.85% due 3/01/1999       57,984,372       57,984,372    2.0
Paper*                  7,000,000    Block Financial Corp., 4.83% due 3/19/1999           6,981,217        6,981,217    0.2
                                     CSW Credit Inc.:
                       20,000,000      4.84% due 3/01/1999                               19,994,622       19,994,622    0.7
                       12,800,000      4.82% due 3/26/1999                               12,753,728       12,753,728    0.5
                                     E.I. du Pont de Nemours and Company:
                        7,500,000      4.80% due 3/03/1999                                7,496,000        7,496,000    0.3
                       30,000,000      4.81% due 4/06/1999                               29,847,683       29,847,683    1.1
                       20,000,000    Eli Lilly and Company, 4.75% due 3/12/1999          19,965,694       19,965,694    0.7
                       20,000,000    Lucent Technologies Inc., 4.81% due 3/31/1999       19,914,489       19,914,489    0.7


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)
                         Face                                                                            Value      Percent of
Industries              Amount                Short-Term Securities                        Cost        (Note 1a)    Net Assets
Commercial                           Metropolitan Life Insurance Company:
Paper*                $20,000,000      4.81% due 3/01/1999                           $   19,994,656   $   19,994,656    0.7%
(concluded)            13,128,000      4.84% due 3/31/1999                               13,071,520       13,071,520    0.5
                       20,000,000    Pfizer Inc., 4.76% due 3/24/1999                    19,933,889       19,933,889    0.7
                       30,000,000    SBC Communications Inc., 4.81% due 3/17/1999        29,927,850       29,927,850    1.1
                       26,911,000    Xerox Capital (Europe) PLC, 4.80% due 3/17/1999     26,846,414       26,846,414    0.9
                                                                                     --------------   --------------  ------
                                                                                        284,712,134      284,712,134   10.1


US Government                        Federal Home Loan Mortgage Corporation:
Agency Obligations*    50,000,000      4.69% due 3/09/1999                               49,934,861       49,934,861    1.8
                       50,000,000      4.75% due 3/15/1999                               49,894,444       49,894,444    1.8
                       32,776,000      4.76% due 3/26/1999                               32,658,990       32,658,990    1.1
                       75,000,000    Federal National Mortgage Association, 4.74%
                                     due 3/15/1999                                       74,842,000       74,842,000    2.6
                                                                                     --------------   --------------  ------
                                                                                        207,330,295      207,330,295    7.3


                                     Total Short-Term Securities                        492,042,429      492,042,429   17.4


Total Investments                                                                    $2,523,029,928    2,907,946,479  102.6
                                                                                     ==============
Liabilities in Excess of Other Assets                                                                    (72,792,427)  (2.6)
                                                                                                      --------------  ------
Net Assets                                                                                            $2,835,154,052  100.0%
                                                                                                      ==============  ======



(a)American Depositary Receipt (ADR).
(b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 ++Non-income producing security.
  *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1999
Assets:             Investments, at value (identified cost--$2,523,029,928) (Note 1a)                     $2,907,946,479
                    Cash                                                                                             986
                    Receivables:
                      Capital shares sold                                                $   19,516,656
                      Dividends                                                               1,722,240       21,238,896
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1e)                                         144,576
                                                                                                          --------------
                    Total assets                                                                           2,929,330,937
                                                                                                          --------------


Liabilities:        Payables:
                      Securities purchased                                                   85,242,950
                      Capital shares redeemed                                                 6,073,630
                      Distributor (Note 2)                                                    1,400,923
                      Investment adviser (Note 2)                                             1,285,030       94,002,533
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       174,352
                                                                                                          --------------
                    Total liabilities                                                                         94,176,885
                                                                                                          --------------


Net Assets:         Net assets                                                                            $2,835,154,052
                                                                                                          ==============


Net Assets          Class A Shares of capital stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $    1,830,011
                    Class B Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 7,477,325
                    Class C Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 1,218,062
                    Class D Shares of capital stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                 3,087,196
                    Paid-in capital in excess of par                                                       2,277,528,265
                    Accumulated investment loss--net                                                          (2,620,464)
                    Undistributed realized capital gains on investments--net                                 161,717,106
                    Unrealized appreciation on investments--net                                              384,916,551
                                                                                                          --------------
                    Net assets                                                                            $2,835,154,052
                                                                                                          ==============


Net Asset Value:    Class A--Based on net assets of $394,639,806 and 18,300,108 shares
                    outstanding                                                                           $        21.56
                                                                                                          ==============
                    Class B--Based on net assets of $1,529,751,042 and 74,773,248 shares
                    outstanding                                                                           $        20.46
                                                                                                          ==============
                    Class C--Based on net assets of $250,763,483 and 12,180,616 shares
                    outstanding                                                                           $        20.59
                                                                                                          ==============
                    Class D--Based on net assets of $659,999,721 and 30,871,961 shares
                    outstanding                                                                           $        21.38
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 1999
Investment Income   Dividends (net of $21,212 foreign withholding tax)                                      $  6,288,221
(Notes 1c & 1d):    Interest and discount earned                                                               4,208,985
                                                                                                            ------------
                    Total income                                                                              10,497,206
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                      $  5,651,345
                    Account maintenance and distribution fees--Class B (Note 2)               4,808,776
                    Account maintenance and distribution fees--Class C (Note 2)                 882,679
                    Transfer agent fees--Class B (Note 2)                                       494,962
                    Account maintenance fees--Class D (Note 2)                                  478,336
                    Registration fees (Note 1e)                                                 198,971
                    Transfer agent fees--Class D (Note 2)                                       154,806
                    Transfer agent fees--Class A (Note 2)                                       109,308
                    Transfer agent fees--Class C (Note 2)                                        96,997
                    Printing and shareholder reports                                             72,459
                    Accounting services (Note 2)                                                 52,023
                    Professional fees                                                            44,290
                    Custodian fees                                                               34,177
                    Directors' fees and expenses                                                 16,848
                    Pricing fees                                                                    145
                    Other                                                                        21,548
                                                                                           ------------
                    Total expenses                                                                            13,117,670
                                                                                                            ------------
                    Investment loss--net                                                                      (2,620,464)
                                                                                                            ------------


Realized &          Realized gain from investments--net                                                      162,144,788
Unrealized Gain on  Change in unrealized appreciation/depreciation on investments--net                       364,003,041
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $523,527,365
                                                                                                            ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                          For the Six      For the Year
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Feb. 28, 1999    Aug. 31, 1998
Operations:         Investment loss--net                                                 $   (2,620,464)  $   (2,856,129)
                    Realized gain on investments--net                                       162,144,788       53,073,187
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        364,003,041     (107,454,701)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations         523,527,365      (57,237,643)
                                                                                         --------------   --------------


Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (9,138,118)      (8,425,794)
(Note 1f):            Class B                                                               (28,020,289)     (34,969,855)
                      Class C                                                                (5,194,883)     (10,532,443)
                      Class D                                                                (7,743,304)      (8,909,959)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (50,096,594)     (62,838,051)
                                                                                         --------------   --------------


Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                          1,264,350,948      810,929,738
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                          1,737,781,719      690,854,044
                    Beginning of period                                                   1,097,372,333      406,518,289
                                                                                         --------------   --------------
                    End of period                                                        $2,835,154,052   $1,097,372,333
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A++++
                                                                                                                For the
                                                                       For the                                   Period
The following per share data and ratios have been derived             Six Months                                Oct. 21,
from information provided in the financial statements.                  Ended                                  1994++ to
                                                                       Feb. 28, For the Year Ended August 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  16.19   $  17.37  $  13.60  $  11.66   $   9.99
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .04        .07       .07       .07         --+++++
                      Realized and unrealized gain on
                      investments--net                                    6.03       1.09      4.95      2.13       1.98
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      6.07       1.16      5.02      2.20       1.98
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.70)     (2.34)    (1.25)     (.26)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  21.56   $  16.19  $  17.37  $  13.60   $  11.66
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  38.32%+++   6.37%    39.24%    19.02%     20.55%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                              .77%*      .87%      .99%     1.12%      1.46%*
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .41%*      .37%      .47%      .51%       .02%*
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $394,640   $167,133  $ 62,049  $ 47,048   $ 21,288
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.15%     40.27%    94.38%    82.10%     80.41%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B++++
                                                                                                                For the
                                                                       For the                                   Period
The following per share data and ratios have been derived             Six Months                                Oct. 21,
from information provided in the financial statements.                  Ended                                  1994++ to
                                                                       Feb. 28, For the Year Ended August 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period            $    15.39   $  16.69  $  13.14  $  11.40   $   9.85
Operating                                                           ----------   --------  --------  --------   --------
Performance:          Investment loss--net                                (.05)      (.11)     (.09)     (.07)      (.09)
                      Realized and unrealized gain on
                      investments--net                                    5.73       1.05      4.79      2.07       1.95
                                                                    ----------   --------  --------  --------   --------
                    Total from investment operations                      5.68        .94      4.70      2.00       1.86
                                                                    ----------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.61)     (2.24)    (1.15)     (.26)      (.31)
                                                                    ----------   --------  --------  --------   --------
                    Net asset value, end of period                  $    20.46   $  15.39  $  16.69  $  13.14   $  11.40
                                                                    ==========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  37.63%+++   5.21%    37.95%    17.68%     19.60%+++
Return:**                                                           ==========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.79%*     1.88%     2.02%     2.16%      2.48%*
Net Assets:                                                         ==========   ========  ========  ========   ========
                    Investment loss--net                                 (.61%)*    (.64%)    (.59%)    (.54%)     (.95%)*
                                                                    ==========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)        $1,529,751   $641,688  $216,636  $116,641   $ 63,748
Data:                                                               ==========   ========  ========  ========   ========
                    Portfolio turnover                                  29.15%     40.27%    94.38%    82.10%     80.41%
                                                                    ==========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                          Class C++
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                       Feb. 28,      For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  15.45   $  16.72  $  13.14  $  11.40   $   9.96
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment loss--net                                (.05)      (.11)     (.09)     (.07)      (.09)
                      Realized and unrealized gain on
                      investments--net                                    5.77       1.05      4.79      2.07       1.84
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      5.72        .94      4.70      2.00       1.75
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                   (.58)     (2.21)    (1.12)     (.26)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  20.59   $  15.45 $   16.72  $  13.14   $  11.40
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  37.71%+++   5.19%    37.90%    17.68%     18.28%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.79%*     1.89%     2.02%     2.15%      2.44%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.61%)*    (.63%)    (.58%)    (.57%)     (.88%)
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $250,763   $130,652  $ 74,732  $ 54,052   $ 44,220
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.15%     40.27%    94.38%    82.10%     80.41%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class D++
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                       Feb. 28,       For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  16.06   $  17.27  $  13.54  $  11.64   $  10.09
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income (loss)--net                        .01        .02       .03       .03      (.01)
                      Realized and unrealized gain on
                      investments--net                                    5.99       1.09      4.93      2.13       1.87
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      6.00       1.11      4.96      2.16       1.86
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                   (.68)     (2.32)    (1.23)     (.26)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  21.38   $  16.06  $  17.27  $  13.54   $  11.64
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                  38.15%+++   6.08%    38.90%    18.70%     19.15%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.01%*     1.11%     1.24%     1.37%      1.65%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .15%*      .12%      .17%      .24%      (.10%)
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of period (in thousands)          $660,000   $157,899  $ 53,101  $ 22,892   $ 13,231
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  29.15%     40.27%    94.38%    82.10%     80.41%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets. Effective October 14, 1998, the Fund's Board of Directors voted to change the monthly fee paid to MLAM to be paid at the annual rate of 0.65% of average daily net assets of the Fund not exceeding $1 billion, 0.625% of net assets in excess of $1 billion but not exceeding $1.5 billion and 0.60% of net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Account
                                    Maintenance   Distribution
                                        Fee           Fee

Class B                                 0.25%         0.75%
Class C                                 0.25          0.75
Class D                                 0.25           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $   545       $  1,899
Class D                               $28,744       $411,871


For the six months ended February 28, 1999, MLPF&S received contingent deferred sales charges of $137,625 and $6,111 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $117,632 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999



Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PSI, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $1,154,138,006 and $491,231,414, respectively.

Net realized gains for the six months ended February 28, 1999 and net unrealized gains as of February 28, 1999 were as follows:


                                  Realized       Unrealized
                                   Gains           Gains

Long-term investments           $162,142,607   $ 384,916,551
Short-term investments                 2,181              --
                                ------------   -------------
Total                           $162,144,788   $ 384,916,551
                                ============   =============


As of February 28, 1999, net unrealized appreciation for Federal income tax purposes aggregated $384,916,551, of which $433,689,767 related to appreciated securities and $48,773,216 related to depreciated securities. At February 28, 1999, the aggregate cost of investments for Federal income tax purposes was $2,523,029,928.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $1,264,350,948 and $810,929,738 for the six months ended
February 28, 1999 and for the year ended August 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
February 28, 1999                     Shares        Amount

Shares sold                         9,630,635    $186,790,690
Shares issued to shareholders
in reinvestment of
distributions                         321,174       5,813,254
Shares issued resulting from
reorganization                        473,544       8,961,244
                                 ------------    ------------
Total issued                       10,425,353     201,565,188
Shares redeemed                    (2,447,888)    (47,217,575)
                                 ------------    ------------
Net increase                        7,977,465    $154,347,613
                                 ============    ============


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        10,150,522    $184,644,940
Shares issued to shareholders
in reinvestment of
distributions                         492,245       8,166,345
                                 ------------    ------------
Total issued                       10,642,767     192,811,285
Shares redeemed                    (3,891,720)    (70,428,026)
                                 ------------    ------------
Net increase                        6,751,047    $122,383,259
                                 ============    ============


Class B Shares for the
Six Months Ended                                    Dollar
February 28, 1999                     Shares        Amount

Shares sold                        37,182,716    $711,021,412
Shares issued to shareholders
in reinvestment of
distributions                       1,508,065      25,968,879
Shares issued resulting from
reorganization                      2,156,337      38,818,026
                                 ------------    ------------
Total issued                       40,847,118     775,808,317
Automatic conversion
of shares                            (902,044)    (17,272,567)
Shares redeemed                    (6,876,881)   (125,115,651)
                                 ------------    ------------
Net increase                       33,068,193    $633,420,099
                                 ============    ============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                        33,050,643    $574,031,375
Shares issued to shareholders
in reinvestment of
distributions                       2,042,041      32,448,035
                                 ------------    ------------
Total issued                       35,092,684     606,479,410
Automatic conversion
of shares                            (100,555)     (1,730,013)
Shares redeemed                    (6,270,855)   (107,964,345)
                                 ------------    ------------
Net increase                       28,721,274    $496,785,052
                                 ============    ============


Class C Shares for the
Six Months Ended                                    Dollar
February 28, 1999                     Shares        Amount

Shares sold                         4,774,111    $ 91,132,259
Shares issued to shareholders
in reinvestment of
distributions                         273,509       4,739,909
Shares issued resulting from
reorganization                         82,042       1,486,191
                                 ------------    ------------
Total issued                        5,129,662      97,358,359
Shares redeemed                    (1,402,860)    (25,499,750)
                                 ------------    ------------
Net increase                        3,726,802    $ 71,858,609
                                 ============    ============


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         5,075,475    $ 88,126,487
Shares issued to shareholders
in reinvestment of
distributions                         592,391       9,454,545
                                 ------------    ------------
Total issued                        5,667,866      97,581,032
Shares redeemed                    (1,683,540)    (28,971,978)
                                 ------------    ------------
Net increase                        3,984,326    $ 68,609,054
                                 ============    ============



Class D Shares for the Six Months                   Dollar
Ended February 28, 1999               Shares        Amount

Shares sold                        11,093,837    $219,498,956
Automatic conversion of shares        864,494      17,272,567
Shares issued to shareholders
in reinvestment of
distributions                         397,153       7,132,877
Shares issued resulting from
reorganization                     11,158,555     209,477,356
                                 ------------    ------------
Total issued                       23,514,039     453,381,756
Shares redeemed                    (2,476,128)    (48,657,129)
                                 ------------    ------------
Net increase                       21,037,911    $404,724,627
                                 ============    ============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         8,037,460    $146,003,016
Automatic conversion of shares         96,623       1,730,013
Shares issued to shareholders
in reinvestment of
distributions                         485,816       8,011,110
                                 ------------    ------------
Total issued                        8,619,899     155,744,139
Shares redeemed                    (1,860,036)    (32,591,766)
                                 ------------    ------------
Net increase                        6,759,863    $123,152,373
                                 ============    ============



5. Acquisition of Merrill Lynch Fund For Tomorrow, Inc.:
On November 23, 1998, the Fund acquired all of the net assets of Merrill Lynch Fund For Tomorrow, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 16,839,346 shares of common stock of Merrill Lynch Fund For Tomorrow, Inc. for 13,870,478 shares of common stock of the Fund. Merrill Lynch Fund For Tomorrow, Inc.'s net assets on that date of $258,742,817, including $78,845,551 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $1,775,138,303.


Merrill Lynch Fundamental Growth Fund, Inc.
February 28, 1999


PORTFOLIO INFORMATION


Ten Largest Holdings               Percent of
(Equity Investments)               Net Assets

General Electric Company                3.9%
Cisco Systems, Inc.                     3.6
Bristol-Myers Squibb Company            3.3
AT&T Corp.                              2.9
Merck & Co., Inc.                       2.9
Sprint Corporation                      2.7
Pfizer, Inc.                            2.6
BankAmerica Corporation                 2.6
GTE Corporation                         2.5
Bank One Corporation                    2.3



Ten Largest Industries             Percent of
(Equity Investments)               Net Assets

Telecommunications                     13.0%
Banking & Financial                     9.2
Pharmaceuticals                         9.0
Retail--Specialty                       7.8
Household Products                      4.0
Communications Equipment                4.0
Electrical Equipment                    4.0
Computers                               3.4
Financial Services                      3.2
Software--Computer                      3.2


Equity Portfolio Changes for the
Quarter Ended February 28, 1999


Additions

 Ameritech Corporation
 Equant (NY Registered Shares)
 Infinity Broadcasting Corp. (Class  A)
 Minnesota Mining and Manufacturing Company (3M)
*Momentum Business Applications, Inc. (Class A)
 Nextel Communications, Inc. (Class A)
 T.Rowe Price Associates, Inc.
 The TJX Companies, Inc.
 Vodafone Group PLC (ADR)



Deletions

 Ascend Communications, Inc.
 Avon Products, Inc.
 Ceridian Corporation
 Computer Sciences Corporation
 Eli Lilly and Company
 Federated Department Stores, Inc.
 Household International, Inc.
 Koninklijke (Royal) Philips Electronics NV (NY Registered Shares) *Momentum Business Applications, Inc. (Class A)
 Nokia Oyj (ADR)
 Novartis AG (ADR)
 Shaw Industries, Inc.
 The Seagram Company Ltd.
 Thermo Ecotek Corporation
 Waddell & Reed Financial, Inc. (Class A)
 Waddell & Reed Financial, Inc. (Class B)

[FN]
*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Lawrence R. Fuller, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice
President of Merrill Lynch Fundamental Growth Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.